    As filed with the Securities and Exchange Commission on February 6, 2002
                             Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                         RAINDANCE COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                                        84-1407805
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                                   ----------

                               1157 CENTURY DRIVE
                           LOUISVILLE, COLORADO 80027
                    ----------------------------------------
                    (Address of principal executive offices)

                                   ----------

                           2000 EQUITY INCENTIVE PLAN
                        2000 EMPLOYEE STOCK PURCHASE PLAN
                        ---------------------------------
                            (Full title of the plans)

                                PAUL A. BERBERIAN
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                         RAINDANCE COMMUNICATIONS, INC.
                               1157 CENTURY DRIVE
                           LOUISVILLE, COLORADO 80027
                                 (800) 878-7326
 ------------------------------------------------------------------------------
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   ----------

                                   Copies to:
                             MICHAEL L. PLATT, ESQ.
                               COOLEY GODWARD LLP
                       380 INTERLOCKEN CRESCENT, SUITE 900
                           BROOMFIELD, COLORADO 80021
                                 (720) 566-4000

                                                                     Page 1 of 6
                                                         Exhibit Index at Page 6

                         CALCULATION OF REGISTRATION FEE

======================================================================================================================
                                                           PROPOSED MAXIMUM     PROPOSED MAXIMUM
    TITLE OF SECURITIES                                        OFFERING             AGGREGATE           AMOUNT OF
     TO BE REGISTERED       AMOUNT TO BE REGISTERED(1)    PRICE PER SHARE(2)    OFFERING PRICE(2)     REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------
 Stock Options and Common
 Stock (par value $.0015)       5,608,148 shares                $4.375             $24,535,648           $2,257.27
======================================================================================================================

(1) Comprised of 2,804,074 shares of Common Stock to be registered under the 2000 Equity Incentive Plan and 2,804,074 shares of Common Stock to be registered under the 2000 Employee Stock Purchase Plan (collectively, the "Plans"). Such shares are automatically reserved for issuance pursuant to evergreen provisions contained in such Plans, previously approved by the board and stockholders of the Registrant.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and (h)(1) under the Securities Act of 1933, as amended (the "Securities Act"). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on February 5, 2002 as reported on The Nasdaq Stock Market (National Market).

================================================================================

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                                                                     Page 2 of 6
                                                         Exhibit Index at Page 6

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                REGISTRATION STATEMENT ON FORM S-8 NO. 333-44348

     The contents of Registration Statement on Form S-8 No. 333-44348 filed with the Securities and Exchange Commission on August 23, 2000 are incorporated by reference herein.

     The following documents filed by Raindance Communications, Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission") (File No. 000-31405) are incorporated by reference into this Registration
Statement:

     (a) The Registrant's latest annual report on Form 10-K/A for the fiscal year ended December 31, 2000 filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     (b) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.

     (c) The Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001.

     (d) The Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.

     (e) All reports and other documents filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all of the securities offered hereby have been sold or which deregisters all such securities then remaining unsold.

     Any statement contained in a document incorporated, or deemed to be incorporated, by reference herein or contained in this Registration Statement shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

                                    EXHIBITS

EXHIBIT
NUMBER

  5.1      Opinion of Cooley Godward LLP.

 23.1      Consent of KPMG LLP.

 23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

 24        Power of Attorney is contained on the signature pages.

 99.1 2000 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-30708)).

 99.2      2000 Employee Stock Purchase Plan (incorporated by reference to
           Exhibit 10.2 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-30708)).

                                                                     Page 3 of 6
                                                         Exhibit Index at Page 6

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Louisville, State of Colorado, on February 6, 2002.

                                       RAINDANCE COMMUNICATIONS, INC.

                                       By: /s/ PAUL A. BERBERIAN
                                           -------------------------------------
                                           Paul A. Berberian
                                           President and Chief Executive Officer

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Paul A. Berberian and Nicholas Cuccaro, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                                                                     Page 4 of 6
                                                         Exhibit Index at Page 6

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           SIGNATURE                                        TITLE                                DATE

/s/ PAUL A. BERBERIAN                         President, Chief Executive Officer           February 6, 2002
-----------------------------------               and Chairman of the Board
       Paul A. Berberian                        (Principal Executive Officer)

/s/ NICHOLAS J. CUCCARO                       Chief Financial Officer (Principal           February 6, 2002
-----------------------------------           Financial and Accounting Officer)
       Nicholas J. Cuccaro

/s/ BRADLEY A. FELD                                       Director                         February 6, 2002
-----------------------------------
        Bradley A. Feld

/s/ STEVEN C. HALSTEDT                                    Director                         February 6, 2002
-----------------------------------
       Steven C. Halstedt

                                                          Director
-----------------------------------
        Donald Hutchinson

/s/ ANDRE MEYER                                           Director                         February 6, 2002
-----------------------------------
          Andre Meyer

/s/ MASSIH TAYEBI                                         Director                         February 6, 2002
-----------------------------------
         Massih Tayebi

/s/ CAROL DEB. WHITAKER                                   Director                         February 6, 2002
-----------------------------------
      Carol deB. Whitaker

                                                                     Page 5 of 6
                                                         Exhibit Index at Page 6

                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION
-------    -----------

  5.1      Opinion of Cooley Godward LLP.

 23.1      Consent of KPMG LLP.

 23.2      Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
           Registration Statement.

 24        Power of Attorney is contained on the signature pages.

 99.1 2000 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Registrant's Registration Statement on Form S-1 (Registration
           No. 333-30708)).

 99.2      2000 Employee Stock Purchase Plan (incorporated by reference to
           Exhibit 10.2 to the Registrant's Registration Statement on Form S-1
           (Registration No. 333-30708)).

                                                                     Page 6 of 6
                                                         Exhibit Index at Page 6